EXHIBIT 99.1

EXECUTION COPY

AMENDMENT NO. 1 TO THE
CREDIT AGREEMENT

Dated as of May 25, 2005

AMENDMENT NO. 1 TO THE CREDIT AGREEMENT among Avaya Inc., a Delaware corporation (the “Company”), Avaya International Sales Limited, a company incorporated in Ireland under registration number 342279 having its registered office at Corke Abbey, Bray Co. Wicklow (“AISL”, and together with the Company, the “Borrowers”), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the “Lenders”) and Citibank, N.A., as agent (the “Agent”) for the Lenders.

PRELIMINARY STATEMENTS:

(1)                                  The Borrowers, the Lenders and the Agent have entered into a Credit Agreement dated as of February 23, 2005 (the “Credit Agreement”).  Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2)                                  The Borrowers and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

SECTION 1.                                Amendment to Credit Agreement.  Section 5.02(e) of the Credit Agreement, is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended by replacing the phrase “50% of Consolidated net income” in clause (iii) thereof with the phrase “(x) for the fiscal year ended September 30, 2005, $250,000,000 and (y) thereafter, 50% of Consolidated net income”.

SECTION 2.                                Conditions of Effectiveness.  This Amendment shall become effective as of the date first above written when, and only when (a) the Agent shall have received counterparts of this Amendment executed by each Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment and (b) the Borrowers shall have paid to the Agent any fees and other amounts due and payable on or prior to the date hereof.

SECTION 3.                                Representations and Warranties of the Company.  The Company represents and warrants that the representations and warranties set forth in Section 4.01 of the Credit Agreement (other than the representation and warranty set forth in clause (j) thereof are correct on and as of the date hereof, and no event has occurred and is continuing that constitutes a Default.

SECTION 4.                                Reference to and Effect on the Credit Agreement and the Notes.  (a)  On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)                                 The Credit Agreement and the Notes, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)                                  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

SECTION 5.                                Costs and Expenses.  The Company agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

SECTION 6.                                Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7.                                Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AVAYA INC.

By
Title:

AVAYA INTERNATIONAL SALES LIMITED

By
Title:

CITICORP USA, INC., as Agent and as Lender

By
Title:

[LENDER SIGNATURES OMITTED]